Exhibit 10.56

ADDENDUM TO STANDARD PURCHASE AND LICENSE TERMS

Addendum, effective as of August 27, 2007, between Neutral Tandem, Inc. (“NT”) and Sonus Networks, Inc. (“Sonus”), to the Standard Purchase and License Terms, dated January 10, 2005 (the “Agreement”). This Addendum supersedes the Addendum to Standard Purchase and License Terms, dated August 17, 2006, in its entirety, and such Addendum is hereby terminated.

1. 2007-2008 Purchase Commitments.

(a) During 2007 and 2008, NT agrees to make minimum quarterly purchases and to authorize shipments (the “Quarterly Commitments”) as follows:

Period	Quarterly Commitment	Ship in Quarter	Ship Within 6 Months	Cumulative Commitment
Q3 2007	[***]	[***]	[***]	[***]
Q4 2007	[***]	[***]	[***]	[***]
Q1 2008	[***]	[***]	[***]	[***]
Q2 2008	[***]	[***]	[***]	[***]
Q3 2008	[***]	[***]	[***]	[***]
Q4 2008	[***]	[***]	[***]	[***]

(b) To satisfy the Q3 2007 Quarterly Commitment, NT will issue purchase orders equal to or greater than the Q3 2007 Quarterly Commitment no later than the September 14, 2007, with shipment of the Ship in Quarter amount to occur no later than September 25, 2007. NT must authorize shipment for the Ship Within 6 Months amount above ([***]     ) no later than six (6) months following the purchase order date.

(c) To satisfy the Q4 2007 through Q4 2008 Quarterly Commitments, NT will issue purchase orders equal to or greater than the applicable Quarterly Commitment no later than the 25th day of the second month of the quarter, with shipment of the Ship in Quarter amount to occur no later than 25th day of the last month of the quarter. NT must authorize shipment for the Ship Within 6 Months amount in Q4 2007 ([***]     ) no later than six (6) months following the purchase order date.

2. 2009–2011 Purchase Commitments.

(a) Between January 1 – June 30 (“H1”) and July 1 – December 31 (“H2”) of each year set forth below, NT agrees to make the following minimum purchases (each, a “Six-Month Commitment”) as follows:

Period	Six-Month Commitment	Cumulative Commitment
H1 2009	[***]	[***]
H2 2009	[***]	[***]
H1 2010	[***]	[***]
H2 2010	[***]	[***]
H1 2011	[***]	[***]
H2 2011	[***]	[***]

*** Confidential information redacted and filed separately with the Commission

(b) To satisfy each Six-Month Commitment for the first half of a year, NT must issue purchase orders for the applicable Six-Month Commitment amount with an Order Date of no later than April 25th of the applicable period, with shipment to occur no later than June 25th of the applicable period.

(c) To satisfy each Six-Month Commitment for the second half of a year, NT must issue purchase orders for the applicable Six-Month Commitment amount with an Order Date of no later than October 25th of the applicable period, with shipment to occur no later than December 25th of the applicable period.

(d) In the event of any delay in any shipment not caused by NT or any party under NT’s control or direction, such shipments will count towards meeting the Six-Month Commitment for that period. If the requested shipment date is later than the date required for the shipment to contribute to the current period, the purchase will contribute to the Six-Month Commitment in effect in the following period.

3. Cumulative Commitment.

The Cumulative Commitment will be calculated at the end of each measuring period in a calendar year and will include all purchase orders submitted that conform with and contribute to the calculation of the applicable commitments per the terms of this Addendum.

4. Overages; Exclusions.

(a) Purchases in excess of any commitment (“Overage”) will be credited toward fulfillment of the next purchase period’s Cumulative Commitment. Overages will be cumulative, and if an Overage exceeds the next purchase period’s commitments, the Overage will continue to carry over and apply for all future purchase period commitments until the amount of the Overage is fully exhausted. For the avoidance of doubt and notwithstanding any other provision in this Addendum, if prior to the commencement of any measuring period, NT has already met or exceeded the Cumulative Commitment amount that applies at the end of that measuring period, NT will be deemed to have met all applicable commitments applicable to that period under this Addendum.

(b) Notwithstanding any other provision in this Addendum, if at any point during the term of this Addendum, NT meets its total Cumulative Commitment obligation (i.e., purchases and requests delivery of at least [***] of product in accordance with this Addendum), then NT will have satisfied its obligations under this Addendum, and the Volume Purchase Pricing will apply to all purchases made thereafter under this Addendum.

(c) All hardware and software products branded or co-branded and sold by Sonus (including underlying software licenses not sold as separate applications (for example, Oracle and Netcool), hardware on which Sonus software is installed (for example, Sun hardware), and products which provide SS7 functionality (for example, Ulticom)) will count toward meeting the purchase commitments. Third-party-branded hardware and software not manufactured by Sonus will not contribute toward meeting the commitments. Maintenance and services also will not contribute toward meeting the commitments.

*** Confidential information redacted and filed separately with the Commission

2

5. Pricing.

(a) Subject to the following, NT’s pricing will be as set forth in Attachment A in the column entitled “Volume Purchase Pricing.” For clarification purposes, the Volume Purchase Pricing shall apply only to orders received after the date of this Addendum.

(b) Subject to Section 4, there are two scenarios under which NT’s pricing will revert to the pricing in the “Standard Pricing” column in Attachment A:

(1)	during the years 2007 and 2008, if in any one quarter NT submits purchase orders by the Order Date which comply with Section 1 but in an amount less than the Quarterly Commitment, and fails to make up the shortfall by the Order Date in the subsequent period (the “Carryforward Period”). (For example, if the shortfall in a quarter is [***] , NT must exceed the applicable commitment by [***] or more in the Carryforward Period);

(2)	during the years 2009-2011, if NT fails to meet any Six-Month Commitment described in Section 2(b) or Section 2(c) above.

(c) If the scenarios in Section 5(b) occur:

(i) during 2007 and 2008, then for any purchase orders issued in the Carryforward Period, Sonus will invoice NT for the difference between the Volume Purchase Pricing and the Standard Pricing (the “Pricing Differential”). Sonus will not invoice NT for the Pricing Differential for products ordered during the quarter in which the commitment was originally missed. Sonus will continue to invoice NT at Standard Pricing rates, unless NT in any period after the Carryforward Period meets the applicable Cumulative Commitment, in which case the Volume Purchase Pricing will apply to all products ordered during the next commitment period; or

(ii) during 2009-2011, if NT fails to meet any Six-Month Commitment, Sonus will invoice NT at Standard Pricing for all purchase orders issued during the next 2 six-month periods (the “12-Month Increased Pricing Period”). Sonus will not invoice NT for the Pricing Differential for product ordered during the six-month period in which the commitment was originally missed. Sonus will continue to invoice NT at Standard Pricing rates after the 12-Month Increased Pricing Period, unless NT in the 12-Month Increased Pricing Period or any subsequent six-month period meets the applicable Cumulative Commitment, in which case the Volume Purchase Pricing will apply to all purchases made during the next commitment period.

Other than payment of the Pricing Differential, Standard Pricing or cancellation of the Coupon described in Section 8 below, NT will not be subject to any other charges or liable in any other manner if it does not meet any of the applicable commitments under this Addendum.

(d) Sonus agrees that the prices set forth in Attachment A are no higher than the prices offered to Sonus’ similarly-situated customers for similar quantities of Products under similar terms and conditions (taking into account, without limitation, revenue and/or volume commitments, product applications and configurations, delivery schedules, total purchases and deployments, and payment terms).

*** Confidential information redacted and filed separately with the Commission

3

6. Product Shortages. If Sonus fails to meet a shipment date due to product shortages or for any other reason, then the order will still count towards satisfying the commitment for the applicable period. Sonus will use best efforts to notify NT of any shortages prior to the applicable order date.

7. Maintenance. NT currently qualifies for a maintenance rate of [***]     for the 2008 renewal and for all new purchases made. Upon such time that NT reaches an installed base value of [***]   , NT will be entitled to a new maintenance rate structure. This rate will take effect upon the maintenance renewal date following achievement of this milestone. Such maintenance rate will be (a) [***]     on the first [***]         of installed base value and (b) [***] on all amounts above this value and on new purchases. Additionally, for all products ordered after this Addendum becomes effective until the end of 2007 only, NT will be entitled to 6-months of free maintenance on such products from the date of shipment of each order.

8. Coupon. Upon execution of this Addendum, Sonus will award NT a coupon of [***]     to be used for any Sonus products and services. This coupon will expire one year following the execution of this Addendum. Products purchased using this coupon will not count towards any Quarterly or Six-Month Commitment. Additionally, if NT fails to meet a 2007 Quarterly Commitment, this coupon will be immediately cancelled, in addition to the pricing remedies noted above.

9. Term. This Addendum will expire on December 31, 2011, and will automatically renew on a quarter-to-quarter basis, unless either party notifies the other party in writing of its desire to terminate this Addendum no less than thirty (30) days prior to the start of the next quarter.

10. Miscellaneous. Capitalized terms used in this Addendum but not defined herein will have the respective meanings ascribed to such terms in the Agreement. In the event of any conflict between the terms of this Addendum and the terms of the Agreement (or any previous amendments), this Addendum shall control. Except as modified by this Addendum, the Agreement shall remain in full force and effect.

NEUTRAL TANDEM, INC.		SONUS NETWORKS, INC.

By:	/s/ Surendra Saboo	By:	/s/ Charles J. Gray
Name:	Surendra Saboo	Name:	Charles J. Gray
Title:	EVP &* COO	Title:	VP and General Counsel
Date:	August 31, 2007	Date:	August 31, 2007

*** Confidential information redacted and filed separately with the Commission

4

Attachment A - Pricing

	Neutral Tandem Volume Purchase Pricing	Volume Pricing	Standard Pricing
TDM Modules
Configuration # 1	GSX Full Chassis	[***]	[***]
1	GSX-HDHP w/ 18144 ports
2	MNA21
2	MTA10
2	PNS40 (PNS40/PNA40)
9	3T3S-N (CNS30/CNA30)
1	3T3S-R (CNS30/CNA03)
18144	POLSW
Configuration # 2	GSX Starter Chassis	[***]	[***]
GSX-HDHP w/ 10080 ports
2	MNA21
2	MTA10
2	PNS40 (PNS40/PNA40)
5	3T3S-N (CNS30/CNA30)
1	3T3S-R (CNS30/CNA03)
10080	POLSW
Individual TDM Components
1	CNS60 (3T3S-N or 3T3S-R)	[***]	[***]
Includes POL-SW
1	PNS30A for TDM	[***]	[***]
1	PNS40 for TDM	[***]	[***]
1	GSX-HDHP with MNS20s/MNA21s	[***]	[***]
(“empty chassis”)
1	GSX Base System Software	[***]	[***]
1	MTA10 (2 required per GSX)	[***]	[***]
IP Modules
Confguration # 3	GSX-NBS - Full Sessions	[***]	[***]
1	GSX-HDHP w/ 20,000 sessions
2	MNA21
2	MTA10
8	PNS40
2	SPS70
20000	PP-Base-NBS
20000	POL-NBS
Configuration # 4	GSX-NBS - 5,000 Starter Sessions	[***]	[***]
1	GSX-HDHP w/ 5,000 sessions
2	MNA21
2	MTA10
2	PNS40
2	SPS70
5000	PP-Base-NBS
5000	POL-NBS
Configuration # 5	GSX-NBS - 10,000 Starter Sessions	[***]	[***]
1	GSX-HDHP w/ 10,000 sessions
2	MNA21
2	MTA10
4	PNS40
2	SPS70
10.000	PP-Base-NBS
10.000	POL-NBS
Configuration # 6	NBS-Starter Growth Bundles	[***]	[***]
2	PNS40
5000	PP-Base NBS
5000	POL-NBS

*** Confidential information redacted and filed separately with the Commission

Attachment A - Pricing

Individual IP Components
1	PNS30A	[***]	[***]
1	PNS40	[***]	[***]
1	PP-Base NBS Session	[***]	[***]
1	POL-NBS Session	[***]	[***]
1	SPS70-MID	[***]	[***]
Call Control
Call Control Bundle	PSX 440-4/SGX 440-4	[***]	[***]

PSX 440-4
2 POL-440-4
8 POL-B-SC
8 POL-TRANS
8 POL-SIP
8 POL-TCAP
8 POL-LNP
8 POL-TF
2 RM-23-N440-2PSTN-CEN

SGX 440-4
2 SGX-440-4
2 SS7T1-16
1 SS7D24
2 RM-23-N440-2PSTN-CEN
PSX Policy Server
	PSX 440-4 Pricing	[***]	[***]
2 POL-440-4
8 POL-B-SC
8 POL-TRANS
8 POL-SIP
8 POL-TCAP
8 POL-LNP
8 POL-TF
2 RM-23-N440-2PSTN-CEN

	PSX 240-2 Pricing	[***]	[***]
2 POL-240-2
4 POL-B-SC
4 POL-TRANS
4 POL-SIP
4 POL-TCAP
4 POL-LNP
4 POL-TF
2 RM-23-N440-2PSTN-CEN
SGX Signaling Gateway
	SGX 440-4 Pricing	[***]	[***]
2 SGX-440-4
2 SS7T1-16
1 SS7D24
2 RM-23-N440-2PSTN-CEN

	SGX 240-2 Pricing	[***]	[***]
2 SGX-240-2
2 SS7T1-16
1 SS7D24
2 RM-23-N440-2PSTN-CEN
NFS-N210		[***]	[***]
Netra 210 with 1 x 1.3-GHz UltraSPARC IIIi CPU, 1 GB Memory,
1 x73 GB hard drive , 4 x 10/100/1000 BaseT Ethernet ports, DVD-RW Drive
19” Rack Mount kit (optional 23” available), Solaris 9 or 10, DC power

NFS-RAID		[***]	[***]
DotHill SANnet II RAID system with 5 Ultra 160 SCSI 73 GB 10k RPM disks and DC power.
Rack mount kit included. Specify one: 4 post flush mount rack or 2 post center mount rack.
Appropriate cables must be ordered (RAID-CABLE-240, RAID-CABLE-440)

RAID-CABLE-440		[***]	[***]
Dot Hill SCSI Cable for Netra 440 and Netra 120 Solutions - Order 1 Per Netra

*** Confidential information redacted and filed separately with the Commission

Attachment A - Pricing

*** Confidential information redacted and filed separately with the Commission